                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          ____________________________

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIES EVENT REPORTED)   NOVEMBER 10, 1998

                              SUNAMERICA INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                1-4618                 86-0176061
(STATE OR OTHER       (COMMISSION             (IRS EMPLOYER
JURISDICTION OF        FILE NUMBER)          IDENTIFICATION NO.)
INCORPORATION)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                           90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING
AREA CODE                                     (310) 772-6000

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Item 5.   Other Events
          ------------

         The Registrant has released earnings information for fiscal year ended September 30, 1998.

         See the attached press release dated November 10, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits
         ---------------------------------------------------------
         (c)   Exhibits

         Exhibit (99)  Press release dated November 10, 1998.





                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SUNAMERICA INC.


Date: November 10, 1998                 By: /s/ Susan L. Harris
                                            -------------------
                                            Susan L. Harris
                                            Senior Vice President
                                                  and Secretary